                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05898

Morgan Stanley Prime Income Trust
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
      (Address of principal executive offices)                        (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: September 30, 2003

Date of reporting period: September 30, 2003


Item 1 - Report to Shareholders

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY PRIME INCOME TRUST PERFORMED DURING THE ANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE TRUST'S FINANCIAL STATEMENTS AND A LIST OF TRUST INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE TRUST BEING OFFERED. MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE TRUST SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

FUND REPORT

FOR THE YEAR ENDED SEPTEMBER 30, 2003

MARKET OVERVIEW

The senior loan market made a remarkable recovery during the 12-month period ended September 30, 2003. After being buffeted in the third quarter of 2002 by accounting scandals, investment-grade defaults, economic uncertainty and the prospect of war with Iraq, loan values rose sharply through the end of the period. The rally was triggered by a combination of improving fundamentals, declining default rates and record inflows into the high-yield market. As the rallying high-yield market drew record mutual fund inflows, strong buying resulted across the leveraged finance capital markets.

The strongest returns were earned by sectors and securities that had been among the worst performers in the preceding years. Wireless communications, utilities, telecommunications and cable all soared after a dismal performance earlier in 2002. These sectors benefited from a combination of improved financial results (albeit based on greatly reduced expectations) and low valuations.

PERFORMANCE ANALYSIS

For the 12-month period ended September 30, 2003, Morgan Stanley Prime Income Trust returned 12.31%. The Trust's net asset value (NAV) increased from $8.01 to $8.59 per share during this period.

Comparatively, for the 12-month period ended September 30, 2003, the Lipper Loan Participation Funds Average returned 11.24%.*

The Trust achieved strong results during the 12-month period, driven by the rise in value of its long-term positions in previously out-of-favor industries such as cable, wireless and chemicals, and by an improved loan market in general. Other sectors that contributed positively included broadcast, publishing, food and beverage, and defense. In addition to maintaining significant exposure in those areas, our specific loan selection within those industries also helped the Trust's performance.

The Trust seeks to provide a high level of current income consistent with the preservation of capital by investing its assets primarily in senior loans, which generally pay interest at rates that float or are reset at a margin above a generally recognized base-lending rate, such as the London Interbank Offered Rate (LIBOR) or other such rates used by commercial lenders. LIBOR rates continued to decline during the period, from 1.79 percent on September 30, 2002, to 1.16 percent on September 30, 2003. The continuation of the Federal Reserve's policy of monetary easing was the largest contributing factor to this decline. The Trust's distribution rate maintained its spread of some 200 to 300 basis points above short-term rates due to increased LIBOR spreads on the loans in the portfolio.

The Trust continues to place a premium on strict credit analysis when evaluating potential investments. We seek investments in industries and issuers with strong asset coverage, justified market positions and sufficient liquidity, as well as strong overall capital structures. We believe that the well-diversified nature of the portfolio contributed to its positive performance during the period.

*THE LIPPER LOAN PARTICIPATION FUNDS AVERAGE TRACKS THE PERFORMANCE OF ALL FUNDS IN THE LIPPER LOAN PARTICIPATION CLOSED-END FUNDS CLASSIFICATION. THE AVERAGE, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

   PORTFOLIO COMPOSITION
   SENIOR LOANS                                93.1%
   COMMON STOCK                                 3.3
   SHORT TERM                                   2.4
   PREFERRED STOCK - NON-CONV.                  1.1
   CORP. DEBT - NON-CONV.                       0.1

SUBJECT TO CHANGE DAILY. ALL PERCENTAGES ARE AS A PERCENTAGE OF TOTAL INVESTMENTS. PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

ANNUAL HOUSEHOLDING NOTICE

TO REDUCE PRINTING AND MAILING COSTS, THE TRUST ATTEMPTS TO ELIMINATE DUPLICATE MAILINGS TO THE SAME ADDRESS. THE TRUST DELIVERS A SINGLE COPY OF CERTAIN SHAREHOLDER DOCUMENTS INCLUDING SHAREHOLDER REPORTS, PROSPECTUSES AND PROXY MATERIALS TO INVESTORS WITH THE SAME LAST NAME AND WHO RESIDE AT THE SAME ADDRESS. YOUR PARTICIPATION IN THIS PROGRAM WILL CONTINUE FOR AN UNLIMITED PERIOD OF TIME, UNLESS YOU INSTRUCT US OTHERWISE. YOU CAN REQUEST MULTIPLE COPIES OF THESE DOCUMENTS BY CALLING (800) 350-6414, 8:00 AM TO 8:00 PM, ET. ONCE OUR CUSTOMER SERVICE CENTER HAS RECEIVED YOUR INSTRUCTIONS, WE WILL BEGIN SENDING INDIVIDUAL COPIES FOR EACH ACCOUNT WITHIN 30 DAYS.

PROXY VOTING POLICIES AND PROCEDURES

A DESCRIPTION OF THE TRUST'S POLICIES AND PROCEDURES WITH RESPECT TO THE VOTING OF PROXIES RELATING TO THE TRUST'S PORTFOLIO SECURITIES IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING (800) 869-NEWS. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT
HTTP://www.sec.gov.

MORGAN STANLEY PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2003

PRINCIPAL
AMOUNT IN                                                                          COUPON        MATURITY
THOUSANDS                                                                           RATE           DATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------
              Senior Collateralized Term Loans (a) (91.8%)
              ADVERTISING/MARKETING SERVICES (0.3%)
$   3,352     Adams Outdoor Advertising Ltd.                                        4.58%        02/08/08     $     3,364,660
                                                                                                              ---------------
              AEROSPACE & DEFENSE (2.3%)
    5,312     Alliant Techsystems, Inc.                                          3.38 - 3.50     04/20/09           5,356,134
    6,390     DRS Technologies, Inc.                                             4.14 - 4.23     09/30/08           6,430,002
    5,500     TD Funding Co.                                                        4.13         07/22/10           5,561,875
    9,420     The Titan Corp.                                                    4.37 - 6.00     06/30/09           9,446,325
                                                                                                              ---------------
                                                                                                                   26,794,336
                                                                                                              ---------------
              AUTO PARTS: O.E.M. (2.3%)
    5,660     Amcan Consolidated Technologies
               Corp. (Canada)                                                       5.13         03/28/07           4,838,914
    5,447     Polypore, Inc.                                                        5.38         12/31/06           5,498,332
    1,286     Tenneco, Inc.                                                         5.14         11/04/07           1,294,848
    1,286     Tenneco, Inc.                                                         5.39         05/04/08           1,294,848
    8,950     Transportation Technologies
               Industries, Inc.                                                  5.35 - 5.43     03/31/07           8,390,965
    5,000     United Components, Inc.                                               4.38         06/30/10           5,044,800
                                                                                                              ---------------
                                                                                                                   26,362,707
                                                                                                              ---------------
              AUTOMOTIVE AFTERMARKET (0.6%)
    5,000     Goodyear Tire & Rubber Co. (The)                                      5.11         03/31/06           5,034,400
    1,729     Safelite Glass Corp.                                               4.62 - 5.12     09/30/07           1,702,907
                                                                                                              ---------------
                                                                                                                    6,737,307
                                                                                                              ---------------
              BEVERAGES: ALCOHOLIC (0.3%)
    3,484     Constellation Brands, Inc.                                            3.88         11/30/08           3,518,753
                                                                                                              ---------------
              BEVERAGES: NON-ALCOHOLIC (0.4%)
    5,089     The American Bottling Co.                                             4.09         10/07/07           5,097,391
                                                                                                              ---------------
              BROADCAST/MEDIA (0.6%)
    7,381     Susquehanna Media Co.                                              3.60 - 3.62     06/30/08           7,455,142
                                                                                                              ---------------
              BUILDING PRODUCTS (0.3%)
    3,950     Interline Brands, Inc.                                                5.64         11/30/09           3,969,750
                                                                                                              ---------------
              CABLE/SATELLITE TV (7.6%)
    4,000     Century Cable Holdings, LLC                                           6.00         06/30/09           3,470,720
   25,000     Century Cable Holdings, LLC                                           6.00         12/31/09          21,237,500

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          COUPON        MATURITY
THOUSANDS                                                                           RATE           DATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------
$   2,000     Charter Communications Operating, LLC                                 3.36%        09/18/07     $     1,870,500
   13,855     Charter Communications Operating, LLC                                 3.85         09/18/08          13,084,336
   10,375     Charter Communications Operating, LLC                                 3.86         03/18/08           9,851,275
    3,493     Classic Cable, Inc.                                                   5.13         01/15/08           3,318,179
    4,790     Classic Cable, Inc.                                                   7.50         01/15/09           4,550,369
   10,480     DirectTV Holdings, LLC                                             3.99 - 4.02     03/06/10          10,535,020
    5,194     Falcon Cable Communications, LLC (Revolver)                        2.86 - 2.87     06/29/07           4,674,627
    4,500     Insight Midwest Holdings, LLC                                         3.94         12/31/09           4,510,890
    2,985     Mediacom Southeast, LLC                                               3.61         09/30/08           2,977,424
    5,000     Olympus Cable Holdings, LLC                                           5.25         06/30/10           4,376,550
    5,000     Olympus Cable Holdings, LLC                                           6.00         09/30/10           4,488,650
                                                                                                              ---------------
                                                                                                                   88,946,040
                                                                                                              ---------------
              CASINO/GAMING (2.0%)
   10,000     Alliance Gaming Corp.                                                 3.96         09/04/09          10,082,800
    8,000     Mandalay Resort Group                                                 4.64         06/30/08           7,986,640
    4,975     Penn National Gaming, Inc.                                         5.11 - 5.14     09/01/07           5,010,423
                                                                                                              ---------------
                                                                                                                   23,079,863
                                                                                                              ---------------
              CELLULAR TELEPHONE (1.9%)
    7,657     Centennial Puerto Rico Operating Corp.                             4.39 - 4.45     05/31/07           7,570,973
    4,850     Centennial Puerto Rico Operating Corp.                             4.68 - 4.71     11/30/07           4,798,528
    5,158     Rural Cellular Corp.                                                  4.88         10/03/08           5,110,314
    5,158     Rural Cellular Corp.                                                  5.13         04/03/09           5,110,314
                                                                                                              ---------------
                                                                                                                   22,590,129
                                                                                                              ---------------
              CHEMICALS: MAJOR DIVERSIFIED (1.3%)
   16,252     Huntsman Company, LLC                                              5.94 - 8.44     03/31/07          14,965,699
                                                                                                              ---------------
              CHEMICALS: SPECIALTY (3.6%)
    4,841     CP Kelco U.S., Inc.                                                   5.10         03/31/08           4,845,562
    1,609     CP Kelco U.S., Inc.                                                   5.39         09/30/08           1,612,496
    6,849     Huntsman International, LLC                                           5.19         06/30/07           6,880,632
    6,849     Huntsman International, LLC                                           5.44         06/30/08           6,881,796
    9,755     ISP Chemco, Inc.                                                   4.13 - 4.25     06/27/08           9,807,053
    7,363     RK Polymers, LLC                                                   5.38 - 5.44     03/02/09           7,417,722
    5,000     Rockwood Specialties Group, Inc.                                      4.61         07/23/10           5,052,100
                                                                                                              ---------------
                                                                                                                   42,497,361
                                                                                                              ---------------
              COMPUTER SOFTWARE & SERVICES (0.2%)
    2,994     DecisionOne Corp.                                                  6.11 - 6.14     04/18/05           2,544,999
                                                                                                              ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          COUPON        MATURITY
THOUSANDS                                                                           RATE           DATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------
              CONSUMER SUNDRIES (1.0%)
$   4,962     Amscan Holdings, Inc.                                              6.50 - 7.50%    06/15/07     $     4,993,516
    4,000     Jostens, Inc.                                                         3.64         07/29/10           4,034,240
    2,770     World Kitchen, Inc.                                                   4.69         03/31/08           2,479,479
                                                                                                              ---------------
                                                                                                                   11,507,235
                                                                                                              ---------------
              CONSUMER/BUSINESS SERVICES (1.4%)
   10,159     Buhrmann US, Inc.                                                     5.15         10/26/07          10,098,209
    8,901     Prime Succession, Inc. (c)                                         5.38 - 7.00     11/28/03           4,005,573
    1,990     Relizon Co. (The)                                                  5.88 - 5.94     12/31/07           1,954,427
                                                                                                              ---------------
                                                                                                                   16,058,209
                                                                                                              ---------------
              CONTAINERS/PACKAGING (4.9%)
    2,956     Consolidated Container Holdings, LLC                                  4.94         06/30/05           2,640,565
    2,982     Consolidated Container Holdings, LLC                                  5.44         06/30/07           2,664,171
   15,000     Graphic Packaging International Corp.                              3.89 - 3.93     08/08/10          15,099,443
    6,840     Impress Metal Packaging Holdings B.V.
               (Netherlands)                                                        4.35         12/31/06           6,853,213
    8,947     Nexpak Corp. (c)(d)                                                7.63 - 7.88     03/31/04           1,789,377
    3,000     Owens Illinois General, Inc.                                          4.40         04/01/07           3,017,820
    8,000     Owens Illinois General, Inc.                                          4.40         04/01/08           8,047,520
    4,657     Pliant Corp.                                                          5.88         05/31/08           4,668,202
    4,925     Printpack Holdings, Inc.                                              3.88         03/31/09           4,949,625
    7,822     Tekni-Plex, Inc.                                                      4.63         06/21/08           7,767,086
                                                                                                              ---------------
                                                                                                                   57,497,022
                                                                                                              ---------------
              DIVERSIFIED MANUFACTURING (1.2%)
    2,993     Amsted Industries, Inc.                                               5.12         10/15/10           3,009,318
    7,000     Dayco Products, LLC                                                4.25 - 4.49     05/31/07           7,000,002
    4,000     Unifrax Corp.                                                         4.875        09/04/09           4,037,520
                                                                                                              ---------------
                                                                                                                   14,046,840
                                                                                                              ---------------
              DRUGSTORE CHAINS (0.6%)
    7,000     Rite Aid Corp.                                                        4.12         04/30/08           7,097,720
                                                                                                              ---------------
              ELECTRIC UTILITIES (0.6%)
    6,733     Westar Energy, Inc.                                                   4.12         06/06/05           6,766,210
                                                                                                              ---------------
              ELECTRONIC COMPONENTS (0.7%)
    4,642     Details, Inc.                                                         5.12         04/22/05           3,806,702

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          COUPON        MATURITY
THOUSANDS                                                                           RATE           DATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------
$   4,382     Knowles Electronics, Inc.                                             6.25%        06/29/07     $     4,327,255
                                                                                                              ---------------
                                                                                                                    8,133,957
                                                                                                              ---------------
              ENTERTAINMENT & LEISURE (1.0%)
    5,000     MGM Studios, Inc.                                                     4.13         06/30/08           5,025,000
    7,000     Vivendi Universal Entertainment, LLC                               3.86 - 3.89     09/30/08           7,053,340
                                                                                                              ---------------
                                                                                                                   12,078,340
                                                                                                              ---------------
              ENVIRONMENTAL SERVICES (2.3%)
   11,311     Allied Waste North America, Inc.                                   4.14 - 4.40     01/15/10          11,434,852
    6,826     Environmental Systems Products
               Holdings, Inc. (d)                                                   4.64         12/31/04           6,724,321
    8,820     Laidlaw International, Inc.                                           7.00         06/19/09           8,884,739
                                                                                                              ---------------
                                                                                                                   27,043,912
                                                                                                              ---------------
              FINANCE - COMMERCIAL (0.4%)
    9,526     Outsourcing Solutions, Inc. (c)                                       7.50         06/10/06           5,096,337
                                                                                                              ---------------
              FINANCIAL PUBLISHING/SERVICES (1.3%)
   15,098     Merrill Communications, LLC                                        5.87 - 7.50     11/23/07          15,097,725
                                                                                                              ---------------
              FOOD DISTRIBUTORS (1.4%)
   16,685     Fleming Companies, Inc.                                               4.38         06/18/08          16,147,651
                                                                                                              ---------------
              FOOD: MAJOR DIVERSIFIED (0.9%)
    6,965     Burns Philp, Inc.                                                     7.00         02/20/09           7,049,903
    3,252     Dole Food Co.                                                      4.94 - 6.75     09/28/08           3,280,630
                                                                                                              ---------------
                                                                                                                   10,330,533
                                                                                                              ---------------
              FOOD: SPECIALTY/CANDY (0.8%)
    4,988     NBTY, Inc.                                                            3.69         06/30/09           5,023,859
    4,769     Otis Spunkmeyer Inc.                                                  5.37         02/21/09           4,775,605
                                                                                                              ---------------
                                                                                                                    9,799,464
                                                                                                              ---------------
              FOODS & BEVERAGES (3.3%)
    8,717     Aurora Foods, Inc.                                                    6.26         09/30/06           8,735,065
    4,302     Aurora Foods, Inc.                                                 5.76 - 7.50     06/30/05           4,299,785
    4,811     Aurora Foods, Inc. (Revolver)                                         7.50         06/30/05           4,788,251
    6,000     B&G Foods, Inc.                                                       4.37         08/31/09           6,062,520
    7,532     Birds Eye Foods, Inc.                                              3.87 - 5.75     06/30/08           7,566,917

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          COUPON        MATURITY
THOUSANDS                                                                           RATE           DATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------
$   3,706     Del Monte Corp.                                                    4.86 - 4.89%    12/20/10     $     3,755,096
    3,688     Merisant Company                                                      3.86         01/11/10           3,722,371
                                                                                                              ---------------
                                                                                                                   38,930,005

                                                                                                              ---------------
              HEALTHCARE (0.9%)
    3,990     Concentra Operating Corp.                                          4.88 - 4.94     06/30/09           4,013,700
    3,990     Kinetic Concepts Inc.                                                 3.89         08/11/10           4,018,688
    1,209     Magellan Health Services, Inc.                                        7.25         02/12/05           1,203,275
    1,209     Magellan Health Services, Inc.                                        7.50         02/12/06           1,202,271
                                                                                                              ---------------
                                                                                                                   10,437,934
                                                                                                              ---------------
              HOME BUILDING (0.4%)
    4,200     Therma-Tru Holdings, Inc.                                             4.13         02/21/10           4,218,396
                                                                                                              ---------------
              HOME FURNISHINGS (0.3%)
    3,741     Tempur-Pedic, Inc.                                                    4.62         06/30/09           3,757,009
                                                                                                              ---------------
              HOSPITAL/NURSING MANAGEMENT (1.6%)
    5,418     CHS/Community Health Systems, Inc.                                    3.64         07/16/10           5,442,180
    5,591     Genesis Health Ventures, Inc.                                         4.62         10/02/06           5,577,305
    7,817     Triad Hospitals, Inc.                                                 4.12         09/30/08           7,876,060
                                                                                                              ---------------
                                                                                                                   18,895,545
                                                                                                              ---------------
              HOTELS/RESORTS/CRUISELINES (1.4%)
    5,799     Wyndham International, Inc.                                           5.88         06/30/04           5,231,448
   12,446     Wyndham International, Inc.                                           5.88         06/30/06          11,021,899
                                                                                                              ---------------
                                                                                                                   16,253,347
                                                                                                              ---------------
              INDUSTRIAL MACHINERY (1.5%)
   11,071     Formica Corp.                                                         5.62         04/30/06          10,739,135
    4,686     Meuller Group, Inc.                                                3.86 - 3.89     05/31/08           4,693,416
    1,947     Neptune Technology Group, Inc.                                        5.58         03/31/10           1,974,145
                                                                                                              ---------------
                                                                                                                   17,406,696
                                                                                                              ---------------
              INDUSTRIAL SPECIALTIES (2.5%)
    9,506     Jet Plastica Industries, Inc.                                      4.69 - 6.50     12/31/03           7,366,890
    2,703     Jet Plastica Industries, Inc. (Revolver)                              5.19         12/31/03           2,094,595
    8,765     Metokote Corp.                                                     5.06 - 5.19     11/02/05           8,639,660
    1,980     National Waterworks, Inc.                                             3.87         11/22/09           1,996,181

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          COUPON        MATURITY
THOUSANDS                                                                           RATE           DATE             VALUE
-----------------------------------------------------------------------------------------------------------------------------
$   9,777     Panolam Industries International, Inc. and
               Panolam Industries, Ltd.                                             5.44%        11/24/06     $     9,630,289
                                                                                                              ---------------
                                                                                                                   29,727,615
                                                                                                              ---------------
              MEDICAL SPECIALTIES (1.0%)
    3,990     CONMED Corp.                                                      3.86 - 3.89      12/15/09           4,039,036
    7,978     Davita, Inc.                                                      3.61 - 3.68      03/31/09           8,022,332
                                                                                                              ---------------
                                                                                                                   12,061,368
                                                                                                              ---------------
              MEDICAL/NURSING SERVICES (0.8%)
    8,750     American HomePatient, Inc.                                        6.79 - 8.57      07/01/09           6,999,705
    1,995     Fresenius Medical Care Holdings, Inc.                                3.39          02/21/10           2,009,962
                                                                                                              ---------------
                                                                                                                    9,009,667
                                                                                                              ---------------
              MISCELLANEOUS COMMERCIAL SERVICES (0.2%)
    1,990     Central Parking Corp.                                                4.64          03/31/10           1,998,716
                                                                                                              ---------------
              MISCELLANEOUS MANUFACTURING (0.9%)
    2,957     Century Maintenance Supply, Inc.                                     5.69          05/12/10           3,001,500
    4,482     Citation Corp.                                                       5.88          12/01/07           3,327,518
    4,831     Doskocil Manufacturing Co.                                        4.63 - 6.00      09/30/04           4,275,683
                                                                                                              ---------------
                                                                                                                   10,604,701
                                                                                                              ---------------
              MOVIES/ENTERTAINMENT (0.7%)
    4,363     Panavision, Inc.                                                  5.95 - 6.10      03/31/05           4,144,496
    4,442     Regal Cinemas Corp.                                               3.69 - 5.50      06/30/09           4,487,732
                                                                                                              ---------------
                                                                                                                    8,632,228
                                                                                                              ---------------
              OFFICE EQUIPMENT/SUPPLIES (0.6%)
    6,484     Global Imaging Systems, Inc.                                      4.12 - 4.18      06/25/09           6,548,588
                                                                                                              ---------------
              OIL & GAS PIPELINES (1.2%)
    5,000     Citgo Petroleum Corp.                                                8.25          02/27/06           5,168,750
    8,280     PMC (Novia Scotia) Co.                                               3.36          05/05/06           8,285,134
                                                                                                              ---------------
                                                                                                                   13,453,884
                                                                                                              ---------------
              OIL REFINING/MARKETING (0.3%)
    2,993     Tesoro Petroleum Corp.                                            6.53 - 6.64      04/15/08           3,038,465
                                                                                                              ---------------
              OILFIELD SERVICES/EQUIPMENT (0.6%)
    6,711     US Synthetic Corp.                                                   4.64          05/31/05           6,442,105
                                                                                                              ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          COUPON        MATURITY
THOUSANDS                                                                           RATE           DATE             VALUE
-----------------------------------------------------------------------------------------------------------------------------
              OTHER CONSUMER SERVICES (1.4%)
$   7,564     Volume - Services, Inc.                                              4.94%         12/03/06     $     7,507,766
    5,985     Weight Watchers International Inc.                                 3.36 - 3.44     12/31/09           6,035,298
    2,500     Xerox Corp.                                                          3.35          09/30/08           2,503,125
                                                                                                              ---------------
                                                                                                                   16,046,189
                                                                                                              ---------------
              OTHER CONSUMER SPECIALTIES (0.5%)
    1,995     Central Garden & Pet Co.                                             3.87          05/14/09           2,013,713
    3,560     Rayovac Corp.                                                     4.86 - 4.88      09/30/09           3,574,097
                                                                                                              ---------------
                                                                                                                    5,587,810
                                                                                                              ---------------
              OTHER METALS/MINERALS (1.0%)
    7,329     CII Carbon, Inc.                                                     3.89          06/25/08           7,035,918
    4,901     IMC Global, Inc.                                                  5.13 - 5.19      11/17/06           4,935,770
                                                                                                              ---------------
                                                                                                                   11,971,688
                                                                                                              ---------------
              PHARMACEUTICALS: MAJOR (0.4%)
    5,000     Medco Health Solutions, Inc.                                         3.43          06/30/10           5,043,750
                                                                                                              ---------------
              PHARMACEUTICALS: OTHER (0.8%)
    9,766     MCC Merger Sub Corp.                                                 6.90          09/30/08           9,387,240
                                                                                                              ---------------
              PRINTING/PUBLISHING (1.5%)
    5,000     Day International Group Inc.                                         5.62          09/16/09           5,012,500
    2,000     Dex Media East LLC                                                3.62 - 3.76      11/08/08           2,007,499
    9,875     Dex Media West LLC                                                   3.87          03/09/10           9,975,804
                                                                                                              ---------------
                                                                                                                   16,995,803
                                                                                                              ---------------
              PROPERTY - CASUALTY INSURERS (0.3%)
    3,955     Infinity Property & Casualty Corp.                                   3.64          06/30/10           3,989,606
                                                                                                              ---------------
              PUBLISHING: BOOKS/MAGAZINES (3.1%)
      952     Advanstar Communications, Inc.                                       5.64          04/11/07             950,400
    8,720     American Media Operations, Inc.                                   3.85 - 4.01      04/01/07           8,793,996
    4,813     F&W Publications, Inc.                                               4.89          12/31/09           4,845,610
    6,614     Primedia, Inc.                                                    3.94 - 4.13      06/30/09           6,514,174
    2,955     Readers Digest Association, Inc.                                  3.94 - 4.01      05/20/08           2,946,897
    4,958     R.H. Donnelley, Inc.                                              5.12 - 5.17      06/30/10           5,055,535
    7,239     Ziff Davis Media, Inc.                                               5.88          03/31/07           6,858,572
                                                                                                              ---------------
                                                                                                                   35,965,184
                                                                                                              ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          COUPON        MATURITY
THOUSANDS                                                                           RATE           DATE             VALUE
-----------------------------------------------------------------------------------------------------------------------------
              PUBLISHING: NEWSPAPERS (1.0%)
$  11,000     CanWest Media, Inc. (Canada)                                         3.88%         05/15/09     $    11,103,180
                                                                                                              ---------------
              PULP & PAPER (0.7%)
    4,034     Alabama Pine Pulp Co., Inc. (c)                                      5.17          06/30/05              60,508
    7,253     Alabama Pine Pulp Co., Inc. (c)                                      5.42          11/30/03           3,952,865
    6,774     Alabama Pine Pulp Co., Inc. (c) (d)                                  0.00          12/31/08             101,606
    4,665     Alabama River Newsprint Co.                                       4.63 - 4.69      06/30/04           4,489,830
                                                                                                              ---------------
                                                                                                                    8,604,809
                                                                                                              ---------------
              REAL ESTATE - INDUSTRIAL/OFFICE (0.2%)
    1,895     Corrections Corp. of America                                         3.88          03/31/08           1,911,833
                                                                                                              ---------------
              RECREATIONAL PRODUCTS (0.2%)
    1,949     Aero Products International, Inc.                                    5.63          12/19/08           1,941,671
                                                                                                              ---------------
              RETAIL - SPECIALTY (1.3%)
    4,282     Advance Stores Co., Inc.                                          3.88 - 3.94      11/30/07           4,300,019
   11,253     Pantry, Inc. (The)                                                   6.00          03/31/07          11,281,295
                                                                                                              ---------------
                                                                                                                   15,581,314
                                                                                                              ---------------
              SEMICONDUCTORS (1.7%)
       80     Semiconductor Components Industries, LLC                             5.14          08/04/06              79,595
    9,740     Semiconductor Components Industries, LLC                          5.14 - 5.19      08/04/07           9,751,322
   10,821     ViaSystems, Inc.                                                     6.42          09/30/08           9,820,106
                                                                                                              ---------------
                                                                                                                   19,651,023
                                                                                                              ---------------
              SERVICES TO THE HEALTH INDUSTRY (0.8%)
    5,129     Alliance Imaging, Inc.                                            3.44 - 3.75      06/10/08           5,086,485
    2,940     Insight Health Services Acquisition Corp.                            4.62          10/17/08           2,951,013
    1,000     Insight Health Services Acquisition Corp.                            4.89          10/17/08           1,001,250
                                                                                                              ---------------
                                                                                                                    9,038,748
                                                                                                              ---------------
              SPECIALTY INSURANCE (0.4%)
    2,325     BRW Acquisition, Inc.                                             2.60 - 2.85      07/10/06           2,290,124
    2,325     BRW Acquisition, Inc.                                                3.103         07/10/07           2,290,125
                                                                                                              ---------------
                                                                                                                    4,580,249
                                                                                                              ---------------
              SPECIALTY STORES (0.8%)
    3,880     Petro Stopping Centers, L.P.                                         4.44          07/23/06           3,822,129
    5,191     TravelCenters of America, Inc.                                    4.37 - 6.25      11/14/08           5,223,633
                                                                                                              ---------------
                                                                                                                    9,045,762
                                                                                                              ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          COUPON        MATURITY
THOUSANDS                                                                           RATE           DATE             VALUE
-----------------------------------------------------------------------------------------------------------------------------
              STEEL (1.4%)
$  11,868     ISPAT Inland, L.P.                                                   4.89%         07/16/05     $     8,307,374
   11,868     ISPAT Inland, L.P.                                                   4.89          07/16/06           8,307,374
                                                                                                              ---------------
                                                                                                                   16,614,748
                                                                                                              ---------------
              TELECOMMUNICATION EQUIPMENT (1.6%)
    2,346     Channel Master, Inc.                                                 9.00          11/15/04           1,355,143
       64     Channel Master, Inc. (Revolver)                                      9.00          11/15/04              37,024
   12,551     Pinnacle Towers, Inc.                                             5.62 - 5.64      10/31/05          12,530,342
    4,851     SpectraSite Communications, Inc.                                  5.18 - 5.27      12/31/07           4,884,407
                                                                                                              ---------------
                                                                                                                   18,806,916
                                                                                                              ---------------
              TELECOMMUNICATIONS (2.9%)
    2,226     Davel Financing Co., LLC (b) (c) (d)                                 10.00         12/31/05             494,045
    9,448     Fairpoint Communications, Inc.                                    5.75 - 5.81      03/31/07           9,495,123
    7,585     KMC Telecom, Inc.                                                    6.64          06/30/10           4,399,399
    5,682     Level 3 Communications, LLC                                          4.37          09/30/07           5,646,307
    3,000     Level 3 Communications, LLC                                          5.37          01/15/08           2,992,500
    3,000     Level 3 Communications, LLC                                          5.64          01/30/08           2,978,760
    4,144     McleodUSA, Inc.                                                      5.43          05/30/08           2,479,506
    4,770     Telecommunications Services Inc.                                  5.60 - 5.70      12/31/06           4,763,922
                                                                                                              ---------------
                                                                                                                   33,249,562
                                                                                                              ---------------
              TEXTILES (0.6%)
    6,756     Polymer Group, Inc.                                                  12.00         12/31/06           6,507,163
                                                                                                              ---------------
              TRANSPORTATION (1.9%)
    9,029     Allied Worldwide Inc.                                                5.12          11/18/07           8,948,840
    4,549     Pacer International, Inc.                                            4.44          06/10/10           4,588,823
    4,108     Quality Distribution, Inc.                                           5.36          02/28/06           3,758,875
    4,793     Quality Distribution, Inc.                                        5.37 - 5.37      08/28/05           4,385,354
                                                                                                              ---------------
                                                                                                                   21,681,892
                                                                                                              ---------------
              UTILITIES (0.6%)
    2,730     Aquila, Inc.                                                         8.75          05/15/06           2,777,937
    4,118     Pike Electric, Inc.                                                  4.38          04/18/10           4,147,253
                                                                                                              ---------------
                                                                                                                   6,925,190
                                                                                                              ---------------
              WIRELESS TELECOMMUNICATIONS (6.3%)
    5,000     Cricket Communications, Inc. (c)                                     6.38          06/30/07           2,475,000
    8,030     Microcell Telecommunications, Inc.
               (Canada)                                                            5.14          12/31/08           7,407,863
   16,088     Nextel Finance Co.                                                   4.56          06/30/08          16,173,729


                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          COUPON        MATURITY
THOUSANDS                                                                           RATE           DATE             VALUE
-----------------------------------------------------------------------------------------------------------------------------
$  16,088     Nextel Finance Co.                                                   4.81%         12/31/08     $    16,173,729
    2,000     Nextel Partners Operating Corp.                                   5.38 - 5.39      07/29/08           1,997,500
   19,900     Nextel Partners Operating Corp.                                   5.87 - 5.89      01/29/08          19,900,000
    2,000     Western Wireless Corp.                                            3.38 - 3.44      03/31/08           1,935,941
    7,863     Western Wireless Corp.                                            4.38 - 4.50      09/30/08           7,808,055
                                                                                                              ---------------
                                                                                                                   73,871,817
                                                                                                              ---------------
              Total Senior Collateralized Term Loans
                (COST $1,121,000,993)                                                                           1,070,144,708
                                                                                                              ---------------

NUMBER OF
 SHARES
---------
              Common Stocks (e) (3.3%)
              APPAREL/FOOTWEAR (0.1%)
   61,460     London Fog Industries, Inc. (Restricted) (b)                                                            975,370
                                                                                                              ---------------
              AUTOMOTIVE AFTERMARKET (0.1%)
  100,632     Safelite Glass Corp. (b)                                                                              1,121,040
    6,793     Safelite Realty Corp. (b)                                                                                     0
                                                                                                              ---------------
                                                                                                                    1,121,040
                                                                                                              ---------------
              CONSUMER SUNDRIES (0.0%)
   52,654     World Kitchen, Inc. (b)                                                                                       0
                                                                                                              ---------------
              COMPUTER SOFTWARE & SERVICES (0.0%)
  107,026     DecisionOne Corp. (b)                                                                                         0
                                                                                                              ---------------
              ENGINEERING & CONSTRUCTION (1.2%)
  521,400     Washington Group, Inc.                                                                               14,051,730
                                                                                                              ---------------
              ENVIRONMENTAL SERVICES (0.0%)
   19,446     Environmental Systems Products Holdings, Inc. (b)                                                             2
                                                                                                              ---------------
              FOREST PRODUCTS (0.2%)
  295,289     Tembec, Inc. (Canada)                                                                                 1,782,671
                                                                                                              ---------------
              HOSPITAL/NURSING MANAGEMENT (0.7%)
  335,539     Genesis Health Ventures, Inc.                                                                         8,136,821
                                                                                                              ---------------
              MANAGED HEALTH CARE (0.0%)
  517,459     Interim Healthcare, Inc. (b)                                                                                  0
                                                                                                              ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS


NUMBER OF
SHARES                                                                                                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
              MEDICAL SPECIALTIES (1.0%)
  418,565     Dade Behring, Inc.                                                                              $    11,824,461
                                                                                                              ---------------
              TELECOMMUNICATIONS (0.0%)
11,826,531    Davel Communications, Inc.                                                                              236,531
11,689,637    KMC Telecom, Inc. (b)                                                                                         0
       93     Teligent, Inc. (b)                                                                                            0
                                                                                                              ---------------
                                                                                                                      236,531
                                                                                                              ---------------
              Total Common Stocks
              (COST $29,448,316)                                                                                   38,128,626
                                                                                                              ---------------

PRINCIPAL
AMOUNT IN                                                                          COUPON        MATURITY
THOUSANDS                                                                           RATE           DATE
-----------------------------------------------------------------------------------------------------------------------------
              Senior Notes (1.1%)
              CABLE/SATELLITE TV (0.1%)
$   9,563     SuperCanal Holdings SA (Argentina) (c) (f)                          11.25%         10/12/02           1,673,608
                                                                                                              ---------------
              HOSPITAL/NURSING MANAGEMENT (0.2% )
    2,596     Genesis Health Ventures, Inc.                                        6.11          10/02/07           2,597,895
                                                                                                              ---------------
              MEDICAL SPECIALTIES (0.5%)
    5,008     Dade Behring, Inc.                                                   11.91         10/03/10           5,258,615
                                                                                                              ---------------
              TELECOMMUNICATIONS (0.3%)
    4,421     KMC Telecom, Inc. (d)                                                7.38          06/30/11           2,564,376
    1,923     KMC Telecom, Inc. (d)                                                7.63          06/30/11           1,115,457
                                                                                                              ---------------
                                                                                                                    3,679,833
                                                                                                              ---------------
              Total Senior Notes
               (COST $21,009,391)                                                                                  13,209,951
                                                                                                              ---------------
              Corporate Bond (0.1%)
              CONSUMER SUNDRIES
    1,432     World Kitchen, Inc. (b) (COST $2,280,580)                            12.00         01/31/10           1,018,860
                                                                                                              ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------
            Non-Convertible Preferred Stocks (e) (1.1%)
            ENVIRONMENTAL SERVICES (0.2%)
    3,625   Environmental Systems Products Holdings, Inc. (d)                                   $   2,355,992
                                                                                                -------------
            HOSPITAL/NURSING MANAGEMENT (0.0%)
    3,889   Genesis Health Ventures, Inc.                                                             478,347
                                                                                                -------------
            WIRELESS TELECOMMUNICATIONS (0.9%)
  739,735   Microcell Telecommunications, Inc. (Canada)                                             9,768,342
                                                                                                -------------
            Total Non-Convertible Preferred Stocks
             (COST $7,609,565)                                                                     12,602,681
                                                                                                -------------

NUMBER OF                                                                       EXPIRATION
WARRANTS                                                                           DATE
---------                                                                       -----------
            Warrants (b) (e) (0.0%)
            AUTOMOTIVE AFTERMARKET
   24,761   Exide Corp. (COST $248)                                              03/18/06            55,712
                                                                                                -----------

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE
---------                                                    --------------   ----------
            Short-Term Investments (2.4%)
            Commercial Paper (g) (h) (0.4%)
            FINANCIAL CONGLOMERATES
 $  4,500   General Electric Capital Corp.
             (COST $4,499,870)                                1.03 - 1.05%     10/02/03        4,499,870
                                                                                             -----------
            Repurchase Agreements (2.0%)
   12,663   The Bank of New York (dated 09/30/03;
             proceeds $12,663,521) (i)
             (COST $12,663,147)                                  1.0625        10/01/03       12,663,147

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                COUPON     MATURITY
THOUSANDS                                                 RATE        DATE           VALUE
-----------------------------------------------------------------------------------------------
$ 11,000       Joint Repurchase Agreement (dated
                09/30/03; proceeds $11,000,332)
                (COST $11,000,000) (j)                    1.085%    10/01/03   $     11,000,000
                                                                               ----------------
               TOTAL REPURCHASE AGREEMENTS
                (COST $23,663,147)                                                   23,663,147
                                                                               ----------------
               TOTAL SHORT-TERM INVESTMENTS
                (COST $28,163,017)                                                   28,163,017
                                                                               ----------------
               TOTAL INVESTMENTS
                (COST $1,209,512,110) (k)                               99.8%     1,163,323,555
               OTHER ASSETS IN EXCESS OF LIABILITIES                     0.2          2,489,145
                                                                    --------   ----------------
               NET ASSETS                                              100.0%  $  1,165,812,700
                                                                    ========   ================

----------
   (a) FLOATING RATE SECURITIES. INTEREST RATES SHOWN ARE THOSE IN EFFECT AT SEPTEMBER 30, 2003.
   (b)   VALUED USING FAIR VALUE PROCEDURES - TOTAL AGGREGATE VALUE IS
         $3,665,029.
   (c)   NON-INCOME PRODUCING SECURITY; LOAN OR NOTE IN DEFAULT.
   (d)   PAYMENT-IN-KIND SECURITY.
   (e)   NON-INCOME PRODUCING SECURITIES.
   (f)   ISSUER IS RESTRUCTURING NOTE.
   (g) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (h) THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH UNFUNDED LOAN COMMITMENTS.
   (i) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 1.063% DUE 10/01/03 VALUED AT $12,916,410.
   (j)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (k) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $1,204,489,294. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $32,801,332 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $73,967,071, RESULTING IN NET UNREALIZED DEPRECIATION OF $41,165,739.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY PRIME INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003

ASSETS:
Investments in securities, at value (cost $1,209,512,110)                            $      1,163,323,555
Cash                                                                                            2,516,774
Receivable for:
  Investments sold                                                                             12,237,336
  Interest                                                                                      4,516,349
  Shares of beneficial interest sold                                                              453,814
Prepaid expenses and other assets                                                                 663,560
                                                                                     --------------------
    TOTAL ASSETS                                                                            1,183,711,388
                                                                                     --------------------
LIABILITIES:
Payable for:
  Investments purchased                                                                        14,144,275
  Investment advisory fee                                                                         910,449
  Dividends to shareholders                                                                       821,101
  Administration fee                                                                              261,333
Accrued expenses and other payables                                                               635,634
Deferred loan fees                                                                              1,125,896
Commitments and Contingencies (notes 5 & 7)                                                            --
                                                                                     --------------------
    TOTAL LIABILITIES                                                                          17,898,688
                                                                                     --------------------
    NET ASSETS                                                                       $      1,165,812,700
                                                                                     ====================
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                                      $      1,597,834,406
Net unrealized depreciation                                                                   (46,188,555)
Accumulated undistributed net investment income                                                10,129,117
Accumulated net realized loss                                                                (395,962,268)
                                                                                     --------------------
    NET ASSETS                                                                       $      1,165,812,700
                                                                                     ====================
    NET ASSET VALUE PER SHARE,
    135,743,766 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE)   $               8.59
                                                                                     ====================

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2003

NET INVESTMENT INCOME:
INCOME
Interest                                                                             $         66,855,880
Amendment and other loan fees                                                                   5,371,299
                                                                                     --------------------
    TOTAL INCOME                                                                               72,227,179
                                                                                     --------------------
EXPENSES
Investment advisory fee                                                                        10,823,948
Administration fee                                                                              3,109,985
Professional fees                                                                               1,086,484
Transfer agent fees and expenses                                                                  758,926
Shareholder reports and notices                                                                   475,647
Registration fees                                                                                 140,469
Custodian fees                                                                                     78,326
Trustees' fees and expenses                                                                        19,808
Other                                                                                             423,753
                                                                                     --------------------
    TOTAL EXPENSES                                                                             16,917,346
Less: expense offset                                                                              (77,195)
                                                                                     --------------------
    NET EXPENSES                                                                               16,840,151
                                                                                     --------------------
    NET INVESTMENT INCOME                                                                      55,387,028
                                                                                     --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss                                                                            (128,972,913)
Net change in unrealized depreciation                                                         215,489,199
                                                                                     --------------------
    NET GAIN                                                                                   86,516,286
                                                                                     --------------------
NET INCREASE                                                                         $        141,903,314
                                                                                     ====================

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTOF CHANGES IN NET ASSETS

                                                                            FOR THE YEAR         FOR THE YEAR
                                                                               ENDED                 ENDED
                                                                         SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
                                                                         ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                    $       55,387,028    $       97,182,756
Net realized loss                                                              (128,972,913)         (197,519,545)
Net change in unrealized depreciation                                           215,489,199            65,497,713
                                                                         ------------------    ------------------
    NET INCREASE (DECREASE)                                                     141,903,314           (34,839,076)
Dividends to shareholders from net investment income                            (57,986,988)          (95,552,229)
Net decrease from transactions in shares of beneficial interest                (296,593,267)         (686,406,406)
                                                                         ------------------    ------------------
    NET DECREASE                                                               (212,676,941)         (816,797,711)

NET ASSETS:
Beginning of period                                                           1,378,489,641         2,195,287,352
                                                                         ------------------    ------------------
END OF PERIOD
    (INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF
    $10,129,117 AND $13,106,022, RESPECTIVELY)                           $    1,165,812,700    $    1,378,489,641
                                                                         ==================    ==================

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 2003

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets from operations                                              $    141,903,314
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
  Purchase of investments                                                                   (570,723,701)
  Principal repayments/sales of investments                                                  865,627,709
  Net purchases of short-term investments                                                       (839,435)
  Decrease in receivables and other assets related to operations                               3,919,617
  Decrease in payables related to operations                                                    (283,882)
  Net loan fees received                                                                       2,487,700
  Amortization of loan fees                                                                   (5,371,299)
  Accretion of discounts                                                                         438,420
  Net realized loss on investments                                                           128,972,913
  Net unrealized depreciation on investments                                                (215,489,199)
                                                                                        ----------------

   NET CASH PROVIDED BY OPERATING ACTIVITIES                                                 350,642,157
                                                                                        ----------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Shares of beneficial interest sold                                                            43,368,100
Shares tendered                                                                             (364,022,826)
Dividends from net investment income (net of reinvested dividends of $23,799,631)            (34,053,870)
                                                                                        ----------------

   NET CASH USED FOR FINANCING ACTIVITIES                                                   (354,708,596)
                                                                                        ----------------

NET DECREASE IN CASH                                                                          (4,066,439)
                                                                                        ----------------

CASH BALANCE AT BEGINNING OF YEAR                                                              6,583,213
                                                                                        ----------------

CASH BALANCE AT END OF YEAR                                                             $      2,516,774
                                                                                        ================

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2003


1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. The Trustees intend, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) Certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (2) Senior Loans for which quotations are unavailable are value based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available; (3) all other Senior Loans are valued at their fair value in accordance with procedures established in good faith by the Trustees; (4) an equity portfolio security listed or traded on the New York or American Stock Exchange, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day the security is valued at the mean between the last reported bid and asked price;
(5) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (6) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (7) when market quotations are not readily available, or Morgan Stanley Investment Advisors Inc. (the "Investment Advisor") determines that the latest sale price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees; (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are amortized over the expected term of the loan.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. SENIOR LOANS -- The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, certain Senior Loans are not readily marketable and are often subject to restrictions on resale.

Some of the Trust's Senior Loans are "Revolver Loans." For these loans, the Trust commits to provide funding up to the face amount of the loan. The amount drawn down by the borrower may vary during the term of the loan.

E. FEDERAL INCOME TAX POLICY -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS
Pursuant to an Investment Advisory Agreement with the Investment Advisor, the Trust pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not exceeding $500 million; 0.85% to the portion of the daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.825% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.80% to the portion of daily net assets exceeding $2.5 billion, but not exceeding $3 billion; and 0.775% to the portion of daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Trust pays an administration fee, calculated daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales/principal repayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2003 aggregated $580,417,976 and $870,885,592, respectively.

Shares of the Trust are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Advisor and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Advisor and the Distributor, the Investment Advisor compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Advisor will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the year ended September 30, 2003, the Investment Advisor has informed the Trust that it received $2,028,000 in early withdrawal charges.

Morgan Stanley Trust, an affiliate of the Investment Advisor, Administrator and Distributor, is the Trust's transfer agent. At September 30, 2003, the Trust had transfer agent fees and expenses payable of approximately $21,600.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 2003 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,108. At September 30, 2003, the Trust had an accrued pension liability of $58,191 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                                                SHARES            AMOUNT
                                                                              -----------    ---------------
Balance, September 30, 2001                                                   254,642,621    $ 2,581,525,098
Shares sold                                                                     2,979,915         25,099,031
Shares issued to shareholders for reinvestment of dividends                     4,665,583         39,167,829
Shares tendered (four quarterly tender offers)                                (90,098,409)      (750,673,266)
Reclassification due to permanent book/tax differences                                 --           (420,539)
                                                                              -----------    ---------------

Balance, September 30, 2002                                                   172,189,710      1,894,698,153
Shares sold                                                                     5,244,992         43,629,928
Shares issued to shareholders for reinvestment of dividends                     2,916,298         23,799,631
Shares tendered (four quarterly tender offers)                                (44,607,234)      (364,022,826)
Reclassification due to permanent book/tax differences                                 --           (270,480)
                                                                              -----------    ---------------
Balance, September 30, 2003                                                   135,743,766    $ 1,597,834,406
                                                                              ===========    ===============

On October 23, 2003, the Trustees approved a tender offer to purchase up to 50 million shares of beneficial interest to commence on November 19, 2003.

5. COMMITMENTS AND CONTINGENCIES
As of September 30, 2003, the Trust had unfunded loan commitments pursuant to the following loan agreements:

                                                                               UNFUNDED
BORROWER                                                                      COMMITMENT
--------                                                                      -----------
Aurora Foods, Inc.                                                            $   230,458
Channel Masters, Inc.                                                             241,391
Classic Cable, Inc.                                                             1,164,273
Falcon Cable Communications, LLC                                                  805,970
Insight Health Care                                                             1,000,000
                                                                              -----------
                                                                              $ 3,442,092
                                                                              ===========

The total value of the security segregated for unfunded loan commitments was $4,499,870.

6. EXPENSE OFFSET
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

7. LITIGATION
On November 14, 2001, an alleged class action lawsuit was filed on behalf of certain investors in Morgan Stanley Prime Income Trust alleging that, during the period from November 1, 1998 through April 26, 2001, the Trust, its investment advisor and a related entity, its administrator, certain of its officers, and certain of its Trustees violated certain provisions of the Securities Act of 1933 and common law by allegedly misstating the Trust's net asset value in its prospectus, registration statement and financial reports. On November 8, 2002, the court denied defendants' motion to dismiss the complaint. Each of the defendants believes the lawsuit to be without merit and intends to vigorously contest the action. No provision has been made in the Trust's financial statements for the effect, if any, of such matters.

8. FEDERAL INCOME TAX STATUS
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                                          FOR THE YEAR         FOR THE YEAR
                                                                              ENDED                ENDED
                                                                       SEPTEMBER 30, 2003   SEPTEMBER 30, 2002
                                                                       ------------------   ------------------
Ordinary income                                                           $ 57,853,501         $ 95,788,079

As of September 30, 2003, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income                                  $     7,317,461
Undistributed long-term gains                                               --
                                                               ---------------
Net accumulated earnings                                             7,317,461
Capital loss carryforward*                                        (279,190,693)
Post-October losses                                               (116,336,578)
Temporary differences                                               (2,646,157)
Net unrealized appreciation                                        (41,165,739)
                                                               ---------------
Total accumulated losses                                       $  (432,021,706)
                                                               ===============

*As of September 30, 2003, the Trust had a net capital loss carryforward of $279,190,693 of which $7,660,498 will expire on September 30, 2007, $5,233,092 will expire on September 30, 2009.

$60,112,113 will expire on September 30, 2010 and $206,184,990 will expire on September 30, 2011 to offset future capital gains to the extent provided by regulations.

As of September 30, 2003, the Trust had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Trust's next taxable year), tax adjustments and book amortization of discounts on revolver loans and term loans held by the Trust and interest on loans in default and permanent book/tax differences primarily attributable to a nondeductible expense and tax adjustments on revolver loans sold by the Trust. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $270,480, accumulated undistributed net investment income was charged $376,945 and accumulated net realized loss was credited $647,425.

MORGAN STANLEY PRIME INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE YEAR ENDED SEPTEMBER 30,
                               ---------------------------------------------------------------------------------------------------
                                2003        2002      2001      2000      1999      1998      1997      1996      1995      1994
                               -------     -------   -------   -------   -------   -------   -------   -------   -------   -------
SELECTED PER SHARE DATA:
Net asset value,
 beginning of period           $  8.01     $  8.62   $  9.72   $  9.87   $  9.91   $  9.95   $  9.94   $  9.99   $ 10.00   $  9.91
                               -------     -------   -------   -------   -------   -------   -------   -------   -------   -------

Income (loss) from
 investment operations:

 Net investment income            0.38        0.45      0.69      0.82      0.70      0.71      0.75      0.74      0.82      0.62

 Net realized and unrealized
  gain (loss)                     0.58       (0.64)    (1.11)    (0.16)    (0.05)    (0.03)        -     (0.04)     0.01      0.09
                               -------     -------   -------   -------   -------   -------   -------   -------   -------   -------

Total income (loss) from
 investment operations            0.96       (0.19)    (0.42)     0.66      0.65      0.68      0.75      0.70      0.83      0.71
                               -------     -------   -------   -------   -------   -------   -------   -------   -------   -------

Less dividends and
 distributions from:

 Net investment income           (0.38)      (0.42)    (0.68)    (0.81)    (0.69)    (0.72)    (0.74)    (0.75)    (0.81)    (0.62)

 Net realized gain                   -           -         -         -         -         -         -         -     (0.03)        -
                               -------     -------   -------   -------   -------   -------   -------   -------   -------   -------

Total dividends and
 distributions                   (0.38)      (0.42)    (0.68)    (0.81)    (0.69)    (0.72)    (0.74)    (0.75)    (0.84)    (0.62)
                               -------     -------   -------   -------   -------   -------   -------   -------   -------   -------

Net asset value, end
 of period                     $  8.59     $  8.01   $  8.62   $  9.72   $  9.87   $  9.91   $  9.95   $  9.94   $  9.99   $ 10.00
                               =======     =======   =======   =======   =======   =======   =======   =======   =======   =======

TOTAL RETURN+                    12.31%      (2.30)%   (4.54)%    6.87%     6.72%     7.14%     7.78%     7.25%     8.57%     7.32%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                          1.36%(1)    1.29%     1.20%     1.21%     1.22%     1.29%     1.40%     1.46%     1.52%     1.60%

Net investment income             4.45%       5.15%     7.53%     8.26%     7.02%     7.17%     7.53%     7.50%     8.11%     6.14%

SUPPLEMENTAL DATA:

Net assets, end of period,
 in millions                   $ 1,166     $ 1,378   $ 2,195   $ 2,884   $ 2,514   $ 1,997   $ 1,345   $   939   $   521   $   305

Portfolio turnover rate             49%         27%       29%       45%       44%       68%       86%       72%      102%      147%

----------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD. DIVIDENDS AND DISTRIBUTIONS ARE ASSUMED TO BE REINVESTED AT THE PRICES OBTAINED UNDER THE TRUST'S DIVIDEND REINVESTMENT PLAN.
(1) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY PRIME INCOME TRUST
INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY PRIME INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Prime Income Trust (the "Trust"), including the portfolio of investments, as of September 30, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Prime Income Trust as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
NOVEMBER 17, 2003

MORGAN STANLEY PRIME INCOME TRUST
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                TERM OF                                         IN FUND
                               POSITION(S)    OFFICE AND                                        COMPLEX
  NAME, AGE AND ADDRESS OF      HELD WITH      LENGTH OF   PRINCIPAL OCCUPATION(S)             OVERSEEN       OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE       REGISTRANT     TIME SERVED* DURING PAST 5 YEARS**             BY TRUSTEE***      HELD BY TRUSTEE
---------------------------  ------------  --------------  -------------------------------  -------------  ------------------------
Michael Bozic (62)           Trustee       Since           Retired; Director or Trustee     216            Director of Weirton Steel
c/o Mayer, Brown,                          April 1994      of the Retail Funds and TCW/DW                  Corporation.
Rowe & Maw LLP                                             Term Trust 2003 (since April
Counsel to the Independent                                 1994) and the Institutional
Directors                                                  Funds (since July 2003);
1675 Broadway                                              formerly Vice Chairman of
New York, NY                                               Kmart Corporation (December
                                                           1998-October 2000), Chairman
                                                           and Chief Executive Officer of
                                                           Levitz Furniture Corporation
                                                           (November 1995-November 1998)
                                                           and President and Chief
                                                           Executive Officer of Hills
                                                           Department Stores (May
                                                           1991-July 1995); formerly
                                                           variously Chairman, Chief
                                                           Executive Officer, President
                                                           and Chief Operating Officer
                                                           (1987-1991) of the Sears
                                                           Merchandise Group of Sears,
                                                           Roebuck & Co.

Edwin J. Garn (70)           Trustee       Since           Director or Trustee of the       216            Director of Franklin
c/o Summit Ventures LLC                    January 1993    Retail Funds and TCW/DW Term                    Covey (time management
1 Utah Center                                              Trust 2003 (since January                       systems), BMW Bank of
201 S. Main Street                                         1993) and the Institutional                     North America, Inc.
Salt Lake City, UT                                         Funds (since July 2003);                        (industrial loan
                                                           member of the Utah Regional                     corporation), United
                                                           Advisory Board of Pacific                       Space Alliance (joint
                                                           Corp.; formerly United States                   venture between Lockheed
                                                           Senator (R-Utah) (1974-1992)                    Martin and the Boeing
                                                           and Chairman, Senate Banking                    Company) and Nuskin Asia
                                                           Committee (1980-1986), Mayor                    Pacific (multilevel
                                                           of Salt Lake City, Utah                         marketing); member of the
                                                           (1971-1974), Astronaut, Space                   board of various civic
                                                           Shuttle Discovery (April                        and charitable
                                                           12-19, 1985), and Vice                          organizations.
                                                           Chairman, Huntsman Corporation
                                                           (chemical company).

Wayne E. Hedien (69)         Trustee       Since           Retired; Director or Trustee     216            Director of The PMI Group
c/o Mayer, Brown,                          September       of the Retail Funds and TCW/DW                  Inc. (private mortgage
Rowe & Maw LLP                             1997            Term Trust 2003; (Since                         insurance); Trustee and
Counsel to the                                             September 1997) and the                         Vice Chairman of The
Independent Directors                                      Institutional Funds (since                      Field Museum of Natural
1675 Broadway                                              July 2003); formerly                            History; director of
New York, NY                                               associated with the Allstate                    various other business
                                                           Companies (1966-1994), most                     and charitable
                                                           recently as Chairman of The                     organizations.
                                                           Allstate Corporation (March
                                                           1993-December 1994) and
                                                           Chairman and Chief Executive
                                                           Officer of its wholly-owned
                                                           subsidiary, Allstate Insurance
                                                           Company (July 1989-December
                                                           1994).

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                TERM OF                                         IN FUND
                               POSITION(S)    OFFICE AND                                        COMPLEX
  NAME, AGE AND ADDRESS OF      HELD WITH      LENGTH OF   PRINCIPAL OCCUPATION(S)             OVERSEEN       OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE       REGISTRANT     TIME SERVED* DURING PAST 5 YEARS**             BY TRUSTEE***      HELD BY TRUSTEE
---------------------------  ------------  --------------  -------------------------------  -------------  ------------------------
Dr. Manuel H. Johnson (54)   Trustee       Since           Chairman of the Audit            216            Director of NVR,
c/o Johnson Smick                          July 1991       Committee and Director or                       Inc. (home
International, Inc.                                        Trustee of the Retail Funds                     construction);
2099 Pennsylvania Avenue,                                  and TCW/DW Term Trust 2003                      Chairman and Trustee
N.W. Suite 950                                             (since July 1991) and the                       of the Financial
Washington, D.C.                                           Institutional Funds (since                      Accounting
                                                           July 2003); Senior Partner,                     Foundation
                                                           Johnson Smick International,                    (oversight
                                                           Inc., a consulting firm;                        organization of the
                                                           Co-Chairman and a founder of                    Financial Accounting
                                                           the Group of Seven Council                      Standards Board);
                                                           (G7C), an international                         Director of RBS
                                                           economic commission; formerly                   Greenwich Capital
                                                           Vice Chairman of the Board of                   Holdings (financial
                                                           Governors of the Federal                        holding company).
                                                           Reserve System and Assistant
                                                           Secretary of the U.S.
                                                           Treasury.

Joseph J. Kearns (61)        Trustee       Since           Deputy Chairman of the           217            Director of Electro
PMB754                                     July 2003       Audit Committee and                             Rent Corporation
23852 Pacific Coast Highway                                Director or Trustee of                          (equipment leasing),
Malibu, CA                                                 the Retail Funds and                            The Ford Family
                                                           TCW/DW Term Trust 2003                          Foundation, and the
                                                           (since July 2003) and the                       UCLA Foundation.
                                                           Institutional Funds
                                                           (since August 1994);
                                                           previously Chairman of
                                                           the Audit Committee of
                                                           the Institutional Funds
                                                           (October 2001-July 2003);
                                                           President, Kearns &
                                                           Associates LLC
                                                           (investment consulting);
                                                           formerly CFO of the J.
                                                           Paul Getty Trust.

Michael E. Nugent (67)       Trustee       Since           Chairman of the Insurance        216            Director of various
c/o Triumph Capital, L.P.                  July 1991       Committee and Director or                       business
445 Park Avenue                                            Trustee of the Retail                           organizations.
New York, NY                                               Funds and TCW/DW Term
                                                           Trust 2003 (since July
                                                           1991) and the
                                                           Institutional Funds
                                                           (since July 2001);
                                                           General Partner of
                                                           Triumph Capital, L.P., a
                                                           private investment
                                                           partnership; formerly
                                                           Vice President, Bankers
                                                           Trust Company and BT
                                                           Capital Corporation
                                                           (1984-1988).

Fergus Reid (71)             Trustee       Since           Chairman of the Governance       217            Trustee and Director of
85 Charles Colman Blvd.                    July 2003       Committee and Director or                       certain investment
Pawling, NY                                                Trustee of the Retail Funds                     companies in the JPMorgan
                                                           and TCW/DW Term Trust 2003                      Funds complex managed by
                                                           (since July 2003) and the                       JP Morgan Investment
                                                           Institutional Funds (since                      Management Inc.
                                                           June 1992); Chairman of
                                                           Lumelite Plastics Corporation.

INTERESTED TRUSTEES:

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                TERM OF                                         IN FUND
                               POSITION(S)    OFFICE AND                                        COMPLEX
  NAME, AGE AND ADDRESS OF      HELD WITH      LENGTH OF   PRINCIPAL OCCUPATION(S)             OVERSEEN       OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE       REGISTRANT     TIME SERVED* DURING PAST 5 YEARS**             BY TRUSTEE***      HELD BY TRUSTEE
---------------------------  ------------  --------------  -------------------------------  -------------  ------------------------
Charles A. Fiumefreddo (70)  Chairman of   Since           Chairman and Director or         216            None
c/o Morgan Stanley Trust     the Board     July 1991       Trustee of the Retail Funds
Harborside Financial Center, and Trustee                   and TCW/DW Term Trust 2003
Plaza Two,                                                 (since July 1991) and the
Jersey City, NJ                                            Institutional Funds (since
                                                           July 2003); formerly Chief
                                                           Executive Officer of the
                                                           Retail Funds and the TCW/DW
                                                           Term Trust 2003 (until
                                                           September 2002).

James F. Higgins (55)        Trustee       Since           Director or Trustee of the       216            Director of AXA
c/o Morgan Stanley Trust                   June 2000       Retail Funds and TCW/DW Term                    Financial, Inc. and The
Harborside Financial Center,                               Trust 2003 (since June 2000)                    Equitable Life Assurance
Plaza Two,                                                 and the Institutional Funds                     Society of the United
Jersey City, NJ                                            (since July 2003); Senior                       States (financial
                                                           Advisor of Morgan Stanley                       services).
                                                           (since August 2000); Director
                                                           of the Distributor and Dean
                                                           Witter Realty Inc.; previously
                                                           President and Chief Operating
                                                           Officer of the Private Client
                                                           Group of Morgan Stanley (May
                                                           1999-August 2000), and
                                                           President and Chief Operating
                                                           Officer of Individual
                                                           Securities of Morgan Stanley
                                                           (February 1997-May 1999).

Philip J. Purcell (60)       Trustee       Since           Director or Trustee of the       216            Director of American
1585 Broadway                              April 1994      Retail Funds and TCW/DW Term                    Airlines, Inc. and its
New York, NY                                               Trust 2003 (since April 1994)                   parent company, AMR
                                                           and the Institutional Funds                     Corporation.
                                                           (since July 2003); Chairman of
                                                           the Board of Directors and
                                                           Chief Executive Officer of
                                                           Morgan Stanley and Morgan
                                                           Stanley DW Inc.; Director of
                                                           the Distributor; Chairman of
                                                           the Board of Directors and
                                                           Chief Executive Officer of
                                                           Novus Credit Services Inc.;
                                                           Director and/or officer of
                                                           various Morgan Stanley
                                                           subsidiaries.

----------
  * THIS IS THE EARLIEST DATE THE TRUSTEE BEGAN SERVING THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. (THE "INVESTMENT MANAGER") (THE "RETAIL FUNDS").
 ** THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICES AS
    DIRECTOR/TRUSTEE FOR THE RETAIL FUNDS AND THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND MORGAN STANLEY AIP GP LP (THE "INSTITUTIONAL FUNDS") REFLECT THE EARLIEST DATE THE DIRECTOR/TRUSTEE BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS AS APPLICABLE.
*** THE FUND COMPLEX INCLUDES ALL OPEN-END AND CLOSED-END FUNDS (INCLUDING ALL
    OF THEIR PORTFOLIOS) ADVISED BY THE INVESTMENT MANAGER AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF THE INVESTMENT MANAGER (INCLUDING BUT NOT LIMITED TO MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY INVESTMENTS LP).

OFFICERS:

                                                           TERM OF
                                   POSITION(S)           OFFICE AND
  NAME, AGE AND ADDRESS OF          HELD WITH             LENGTH OF
     EXECUTIVE OFFICER             REGISTRANT            TIME SERVED*            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------  --------------------  -------------------  ----------------------------------------------------------
Mitchell M. Merin (50)        President             Since May 1999       President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                                              Stanley Investment Management Inc.; President,
New York, NY                                                             Director and Chief Executive Officer of the
                                                                         Investment Manager and Morgan Stanley Services;
                                                                         Chairman, Chief Executive Officer and Director of
                                                                         the Distributor; Chairman and Director of the
                                                                         Transfer Agent; Director of various Morgan Stanley
                                                                         subsidiaries; President Morgan Stanley Investments
                                                                         LP (since February 2003); President of the
                                                                         Institutional Funds (since July 2003) and
                                                                         President of the Retail Funds and TCW/DW Term
                                                                         Trust 2003 (since May 1999); Trustee (since July
                                                                         2003) and President (since December 2002) of the
                                                                         Van Kampen Closed-End Funds; Trustee (since May
                                                                         1999) and President (since October 2002) of the
                                                                         Van Kampen Open-End Funds.

Ronald E. Robison (64)        Executive Vice        Since                Chief Global Operations Officer and Managing
1221 Avenue of the Americas   President and         April 2003           Director of Morgan Stanley Investment Management
New York, NY                  Principal                                  Inc.; Managing DIrector of Morgan Stanley & Co.
                              Executive                                  Incorporated; Managing DIrector of Morgan Stanley;
                              Officer                                    Managing Director, Chief Administrative Officer
                                                                         and Director of the Investment Manager and Morgan
                                                                         Stanley Services; Chief Executive Officer and
                                                                         Director of the Transfer Agent; Executive Vice
                                                                         President and Principal Executive Officer of the
                                                                         Institutional Funds (since July 2003); and the
                                                                         TCW/DW Term Trust 2003 (since April 2003);
                                                                         previously President of the Institutional Funds
                                                                         (March 2001-July 2003) and Director of the
                                                                         Institutional Funds (March 2001-July 2003).

Barry Fink (48)               Vice President        Since                General Counsel (since May 2000) and Managing
1221 Avenue of the Americas   and General           February 1997        Director (since December 2000) of Morgan Stanley
New York, NY                  Counsel                                    Investment Management; Managing Director (since
                                                                         December 2000), Secretary (since February 1997)
                                                                         and Director (since July 1998) of the Investment
                                                                         Manager and Morgan Stanley Services; Assistant
                                                                         Secretary of Morgan Stanley DW; Chief Legal
                                                                         Officer of Morgan Stanley Investments LP (since
                                                                         July 2002); Vice President of the Institutional
                                                                         Funds (since July 2003); Vice President and
                                                                         Secretary of the Distributor; previously Secretary
                                                                         of the Retail Funds (February 1997-July 2003);
                                                                         previously Vice President and Assistant General
                                                                         Counsel of the Investment Manager and Morgan
                                                                         Stanley Services (February 1997-December 2001).

Joseph J. McAlinden (60)      Vice President        Since July 1995      Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                                              the Investment Manager, Morgan Stanley Investment
New York, NY                                                             Management Inc. and Morgan Stanley Investments LP;
                                                                         Director of the Transfer Agent, Chief Investment
                                                                         Officer of the Van Kampen Funds; Vice President of
                                                                         the Institutional Funds (since July 2003) and the
                                                                         Retail Funds (since July 1995).

Stefanie V. Chang (36)        Vice President        Since July 2003      Executive Director of Morgan Stanley & Co. and
1221 Avenue of the Americas                                              Morgan Stanley Investment Management Inc. and Vice
New York, NY                                                             President of the Institutional Funds (since
                                                                         December 1997) and the Retail Funds (since July
                                                                         2003); formerly practiced law with the New York
                                                                         law firm of Rogers & Wells (now Clifford Chance
                                                                         LLP).

                                                             TERM OF
                                  POSITION(S)               OFFICE AND
NAME, AGE AND ADDRESS OF          HELD WITH                 LENGTH OF
   EXECUTIVE OFFICER              REGISTRANT               TIME SERVED*            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------  -------------------  -----------------------------  ------------------------------------------------
Francis Smith (38)            Treasurer and        Treasurer since July 2003 and  Executive Director of the Investment Manager and
c/o Morgan Stanley Trust      Chief Financial      Chief Financial Officer since  Morgan Stanley Services (since December 2001);
Harborside Financial Center,  Officer              September 2002                 previously Vice President of the Retail Funds
Plaza Two,                                                                        (September 2002-July 2003); previously Vice
Jersey City, NJ                                                                   President of the Investment Manager and Morgan
                                                                                  Stanley Services (August 2000-November 2001) and
                                                                                  Senior Manager at PricewaterhouseCoopers LLP
                                                                                  (January 1998-August 2000).

Thomas F. Caloia (57)         Vice President       Since July 2003                Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                                          Assistant Treasurer of the Investment Manager,
Harborside Financial Center,                                                      the Distributor and Morgan Stanley Services;
Plaza Two,                                                                        previously Treasurer of the Retail Funds (April
Jersey City, NJ                                                                   1989-July 2003); formerly First Vice President
                                                                                  of the Investment Manager, the Distributor and
                                                                                  Morgan Stanley Services.

Mary E. Mullin (36)           Secretary            Since July 2003                Vice President of Morgan Stanley & Co.
1221 Avenue of the Americas                                                       Incorporated and Morgan Stanley Investment
New York, NY                                                                      Management Inc.; Secretary of the Institutional
                                                                                  Funds (since June 1999) and the Retail Funds
                                                                                  (since July 2003); formerly practiced law with
                                                                                  the New York law firms of McDermott, Will &
                                                                                  Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                                  LLP.

----------------
 * THIS IS THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL FUNDS. EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
** THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICE AS AN OFFICER FOR THE RETAIL AND INSTITUTIONAL FUNDS REFLECT THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS AS APPLICABLE.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Philip J. Purcell
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT and PRINCIPAL EXECUTIVE OFFICER

Barry Fink
VICE PRESIDENT and GENERAL COUNSEL

Joseph J. McAlinden
VICE PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Trust. For more detailed information about the Trust, its fees and expenses and other pertinent information, please read its Prospectus. The Trust's Statement of Additional Information contains additional information about the Trust, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2003 Morgan Stanley

[MORGAN STANLEY LOGO]

                                                   38567RPT-00-12840K03-0S-11/03

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS


                                                                  MORGAN STANLEY
                                                              PRIME INCOME TRUST


                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2003

[MORGAN STANLEY LOGO]

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c)  Not applicable.

(d)  Not applicable.

(e)  Not applicable.

(f)

     (1)  The Trust's Code of Ethics is attached hereto as Exhibit A.

     (2)  Not applicable.

     (3)  Not applicable.


Item 3. Audit Committee Financial Expert.

The Trust's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.


Item 4. Principal Accountant Fees and Services

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.


Item 6. [Reserved.]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust's and its Investment Advisor's Proxy Voting Policies and Procedures are as follows:


                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.    POLICY STATEMENT

INTRODUCTION - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

PROXY RESEARCH SERVICES - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

VOTING PROXIES FOR CERTAIN NON-US COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.   GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.  GUIDELINES

A.    MANAGEMENT PROPOSALS

      1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

           -   Selection or ratification of auditors.

           -   Approval of financial statements, director and auditor reports.

           -   Election of Directors.

           - Limiting Directors' liability and broadening indemnification of Directors.

           - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

           - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

           - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

           -   General updating/corrective amendments to the charter.

           -   Elimination of cumulative voting.

           -   Elimination of preemptive rights.

           - Provisions for confidential voting and independent tabulation of voting results.

           - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

      2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

           CAPITALIZATION CHANGES

           - Capitalization changes that eliminate other classes of stock and voting rights.

           - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

           - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

           -   Proposals for share repurchase plans.

           - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

           -   Proposals to effect stock splits.

           - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

           COMPENSATION

           - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.


           - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

           - Establishment of Employee Stock Option Plans and other employee ownership plans.

           ANTI-TAKEOVER MATTERS

           - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

           -   Adoption of anti-greenmail provisions provided that the proposal:
               (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted AGAINST (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

           - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

           - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

           -   Creation of "blank check" preferred stock.

           -   Changes in capitalization by 100% or more.

           - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

           - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.


           -   Proposals to indemnify auditors.

      4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

           CORPORATE TRANSACTIONS

           - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

           - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

           - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

           - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

               (i)   Whether the stock option plan is incentive based;

               (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

               (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

           ANTI-TAKEOVER PROVISIONS

           -   Proposals requiring shareholder ratification of poison pills.

           - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.    SHAREHOLDER PROPOSALS

      1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

           -   Requiring auditors to attend the annual meeting of shareholders.

           - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

           - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

           -   Confidential voting.

           -   Reduction or elimination of supermajority vote requirements.

      2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

           -   Proposals that limit tenure of directors.

           -   Proposals to limit golden parachutes.

           - Proposals requiring directors to own large amounts of stock to be eligible for election.

           -   Restoring cumulative voting in the election of directors.

           - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

           - Proposals that limit retirement benefits or executive compensation.

           -   Requiring shareholder approval for bylaw or charter amendments.

           - Requiring shareholder approval for shareholder rights plan or poison pill.

           -   Requiring shareholder approval of golden parachutes.

           -   Elimination of certain anti-takeover related provisions.

           -   Prohibit payment of greenmail.

      3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

           - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

           - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

           - Proposals that require inappropriate endorsements or corporate actions.

IV.   ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.    PROXY REVIEW COMMITTEE

      1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

           (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

           (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

                (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

           (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

           (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

           (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

           (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

Item 8. [Reserved.]


Item 9 - Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

  There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10 Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Prime Income Trust

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 19, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 19, 2003

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 19, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Prime Income Trust

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
December 8, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
December 8, 2003

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 8, 2003